UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2018

WESTERN ASSET

SHORT TERM

YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Term Yield Fund for the twelve-month reporting period ended July 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

II	Western Asset Short Term Yield Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended July 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.8% and 2.3%, respectively. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s second reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.2%. The acceleration in GDP growth in the second quarter of 2018 reflected positive contributions from personal consumption expenditures (“PCE”), exports, federal government spending and state and local government spending, along with a smaller decrease in residential fixed investment. These were partly offset by a downturn in private inventory investment and a deceleration in nonresidential fixed investment. Imports decreased after increasing in the first quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on July 31, 2018, the unemployment rate was 3.9%, versus 4.4% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In July 2018, 22.7% of Americans looking for a job had been out of work for more than six months, versus 24.7% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Short Term Yield Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short Term Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income. The Fund invests in securities through an underlying mutual fund, Short Term Yield Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Short

Term Yield Portfolio.

The Fund invests in U.S. dollar denominated investment grade fixed income securities, including corporate debt securities, bank obligations, commercial paper, asset-backed and mortgage-backed securities, structured instruments and securities issued by the U.S. government and its agencies and instrumentalities, U.S. states and municipalities, or foreign governments. Foreign securities will generally be limited to issuers, including banks, corporations and foreign governments, located in the major industrialized countries.

Under normal circumstances, the Fund will invest at least 25% of its assets in securities issued by companies in the financial services industry. Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates. Although the Fund concentrates its investments in the financial services industry, it may invest less than 25% of its assets in this industry as a temporary defensive measure.

Under normal circumstances, the effective durationi of the portfolio, as estimated by Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s and Portfolio’s subadviser, is expected to be one year or less. The Fund expects to maintain a U.S. dollar-weighted average effective maturityii of not more than 18 months, but in any event will maintain a U.S. dollar-weighted average effective maturity of not more than three years.

In addition, the Fund will not purchase a security if, at the time of purchase, the security has a remaining final maturity, taking into account demand features, but without taking into account any interest reset provisions, of more than five years, or, with respect to asset- or mortgage-backed securities, an average lifeiii of more than five years. The Fund invests only in securities that, at the time of purchase, are rated in one of the top three rating categories (which may include gradations within each category) or the equivalent short-term rating by one or more rating agencies followed by the Fund or, if unrated, are determined by Western Asset to be of comparable credit quality. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Short Term Yield Fund 2018 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended July 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve Board (the “Fed”)iv, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.34% and ended the period at 2.67%. The low for the period of 1.27% took place on September 7 and September 8, 2017 and the high for the period of 2.69% occurred on July 26, 2018. The yield for the ten-year Treasury began the reporting period at 2.30% and ended the period at 2.96%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 3.11% took place on May 17, 2018.

Q. How did we respond to these changing market conditions?

A. The Fed raised the target range for the federal funds ratev in June 2018, from 1.75% to 2.00%, amid higher inflation and economic activity that had been viewed as rising at a solid pace. This was the second rate hike this year and the third for this reporting period. Over 2018, we purchased fixed and floating rate securities, with a focus more recently on floating rate products whose rates, in our opinion, are likely to rise as Fed policy is regarded as accommodative. Fed Chairman Jerome Powell, at his semi-annual Congressional testimony, stated that members of the Federal Open Market Committee remained in favor of gradual interest rate hikes.

Performance review

For the twelve months ended July 31, 2018, Class IS shares of Western Asset Short Term Yield Fund, returned 1.76%. The Fund’s unmanaged benchmark, the FTSE 6-Month U.S. Treasury Bill Indexvi, returned 1.44% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.46% over the same time frame.

The Fund does not invest directly in securities but instead invests all of its investable assets in an underlying mutual fund, Short Term Yield Portfolio, which has the same investment objective and strategies, and substantially the same policies as the Fund. Unless otherwise indicated, references to the Fund include the underlying mutual fund, Short Term Yield Portfolio.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 342 funds in the Fund’s Lipper category and excluding sales charges, if any.

2	Western Asset Short Term Yield Fund 2018 Annual Report

Performance Snapshot as of July 31, 2018 (unaudited)
	6 months	12 months
Western Asset Short Term Yield Fund:
Class IS	1.18%	1.76%
FTSE 6-Month U.S. Treasury Bill Index	0.85%	1.44%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.41%	0.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

Share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended July 31, 2018 for Class IS shares was 2.13%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class IS shares would have been -131.86%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 28, 2017, the gross total annual fund operating expense ratio for Class IS shares was 331.18%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.35% for Class IS shares. This expense limitation arrangement cannot be terminated prior to the earlier of December 31, 2027, or such time as the Fund ends a fiscal year with net assets of at least $200 million, without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 344 funds for the six-month period and among the 342 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short Term Yield Fund 2018 Annual Report	3

Fund overview (cont’d)

any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The one-year U.S. dollar LIBOR hit a new high in 2018, rising to 2.83%. The Fund continued to benefit from credits that included high quality spread sectors.

Q. What were the leading detractors from performance?

A. There were no significant detractors from performance over the reporting period.

Thank you for your investment in Western Asset Short Term Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 21, 2018

RISKS: The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Short Term Yield Fund 2018 Annual Report

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Average effective portfolio maturity is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio.

iii	Average life refers to the weighted average of the times at which principal repayments are expected to be fully repaid.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The FTSE 6-Month U.S. Treasury Bill Index (formerly known as the Citigroup 6-Month U.S. Treasury Bill Index) performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Short Term Yield Fund 2018 Annual Report	5

Portfolio at a glance† (unaudited)

Short Term Yield Portfolio

The Fund invests all of its investable assets in Short Term Yield Portfolio, the investment breakdown of which is shown below.

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of July 31, 2018 and July 31, 2017. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

6	Western Asset Short Term Yield Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2018 and held for the six months ended July 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class IS	1.18%	$1,000.00	$1,011.80	0.34%	$1.70	Class IS	5.00%	$1,000.00	$1,023.11	0.34%	$1.71

[1]	For the six months ended July 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Short Term Yield Portfolio’s allocated expenses.

[4]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Short Term Yield Fund 2018 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Class IS
Twelve Months Ended 7/31/18	1.76%
Inception* through 7/31/18	0.85

Cumulative total returns[1]
Class IS (Inception date of 8/26/14 through 7/31/18)	3.37%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class IS is August 26, 2014.

8	Western Asset Short Term Yield Fund 2018 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Short Term Yield Fund vs. FTSE 6-Month U.S. Treasury Bill Index† — August 26, 2014 - July 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of Western Asset Short Term Yield Fund on August 26, 2014 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE 6-Month U.S. Treasury Bill Index. The FTSE 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	FTSE 6-Month U.S. Treasury Bill Index is as of month end August 31, 2014.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund is subject to market fluctuations.

Western Asset Short Term Yield Fund 2018 Annual Report	9

Portfolio spread duration (unaudited)

Short Term Yield Portfolio

Economic exposure — July 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— FTSE 6-Month U.S. Treasury Bill Index*
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
Short Term Yield	— Short Term Yield Portfolio

*	Formerly known as the Citigroup 6-Month U.S. Treasury Bill Index.

10	Western Asset Short Term Yield Fund 2018 Annual Report

Portfolio effective duration (unaudited)

Short Term Yield Portfolio

Interest rate exposure — July 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— FTSE 6-Month U.S. Treasury Bill Index*
IG Credit	— Investment Grade Credit
Short Term Yield	— Short Term Yield Portfolio

*	Formerly known as the Citigroup 6-Month U.S. Treasury Bill Index.

Western Asset Short Term Yield Fund 2018 Annual Report	11

Statement of assets and liabilities

July 31, 2018

Assets:
Investment in Short Term Yield Portfolio, at value	$48,806
Receivable from investment manager	8,655
Prepaid expenses	22,311
Total Assets	79,772

Liabilities:
Payable to investment manager (Note 2)	852
Accrued expenses	28,232
Total Liabilities	29,084
Total Net Assets	$50,688

Net Assets:
Paid-in capital in excess of par value	$50,531
Undistributed net investment income	36
Accumulated net realized gain on investments allocated from Short Term Yield Portfolio	3
Net unrealized appreciation on investments allocated from Short Term Yield Portfolio	118
Total Net Assets	$50,688

Shares Outstanding:
Class IS	5,054

Net Asset Value:
Class IS	$10.03

See Notes to Financial Statements.

12	Western Asset Short Term Yield Fund 2018 Annual Report

Statement of operations

For the Year Ended July 31, 2018

Investment Income:
Income from Short Term Yield Portfolio	$3,480
Allocated expenses from Short Term Yield Portfolio	(436)
Allocated waiver from Short Term Yield Portfolio	162
Total Investment Income	3,206

Expenses:
Registration fees	39,240
Audit and tax fees	24,672
Shareholder reports	16,048
Legal fees	12,004
Fund accounting fees	6,300
Investment management fee (Note 2)	450
Insurance	106
Transfer agent fees	29
Miscellaneous expenses	2,481
Total Expenses	101,330
Less: Fee waivers and/or expense reimbursements (Note 2)	(100,996)
Net Expenses	334
Net Investment Income	2,872

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments From Short Term Yield Portfolio	8
Change in Net Unrealized Appreciation (Depreciation) From Investments in Short Term Yield Portfolio	85
Net Gain on Investments	93
Increase in Net Assets From Operations	$2,965

See Notes to Financial Statements.

Western Asset Short Term Yield Fund 2018 Annual Report	13

Statements of changes in net assets

For the Years Ended July 31,	2018	2017

Operations:
Net investment income	$2,872	$258
Net realized gain	8	—
Change in net unrealized appreciation (depreciation)	85	30
Increase in Net Assets From Operations	2,965	288

Distributions to Shareholders From (Note 1):
Net investment income	(2,872)	(258)
Decrease in Net Assets From Distributions to Shareholders	(2,872)	(258)

Fund Share Transactions (Note 3):
Net proceeds from sale of shares	10,024,101	—
Reinvestment of distributions	699	258
Cost of shares repurchased	(10,004,678)	—
Increase in Net Assets From Fund Share Transactions	20,122	258
Increase in Net Assets	20,215	288

Net Assets:
Beginning of year	30,473	30,185
End of year*	$50,688	$30,473
*Includes undistributed net investment income of:	$36	$36

See Notes to Financial Statements.

14	Western Asset Short Term Yield Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$10.01	$10.00	$9.99	$10.00

Income (loss) from operations:
Net investment income	0.16	0.09	0.04	0.02
Net realized and unrealized gain (loss)	0.02	0.01	0.01	(0.01)
Total income from operations	0.18	0.10	0.05	0.01

Less distributions from:
Net investment income	(0.16)	(0.09)	(0.04)	(0.02)
Total distributions	(0.16)	(0.09)	(0.04)	(0.02)

Net asset value, end of year	$10.03	$10.01	$10.00	$9.99
Total return[3]	1.76%	0.96%	0.53%	0.09%

Net assets, end of year (000s)	$51	$30	$30	$30

Ratios to average net assets:
Gross expenses[4,5]	56.54%	331.28%	322.78%	1,232.79%[6]
Net expenses[4,7,8]	0.34	0.35	0.35	0.22 [6]
Net investment income	1.60	0.85	0.43	0.20 [6]

Portfolio turnover rate[9]	29%	19%	36%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 26, 2014 (inception date) to July 31, 2015.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Includes the Fund’s share of Short Term Yield Portfolio’s allocated expenses.

[5]	The gross expenses do not reflect the reduction in the Fund’s management fee by the amount paid by the Fund for its allocable share of the management fee paid by Short Term Yield Portfolio.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. This expense limitation arrangement cannot be terminated prior to the earlier of December 31, 2027, or such time as the Fund ends a fiscal year with net assets of at least $200 million, without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents the portfolio turnover rate of the Short Term Yield Portfolio.

See Notes to Financial Statements.

Western Asset Short Term Yield Fund 2018 Annual Report	15

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Term Yield Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all of its investable assets in Short Term Yield Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust, that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund records its investment in the Portfolio at value. The value of such investment in the Portfolio reflects the Fund’s proportionate interest (0.06% at July 31, 2018) in the net assets of the Portfolio.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment transactions and investment income. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. The Fund also pays certain other expenses which can be directly attributed to the Fund.

(c) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

16	Western Asset Short Term Yield Fund 2018 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(e) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.250%
Next $1 billion	0.225
Next $3 billion	0.200
Next $5 billion	0.175
Over $10 billion	0.150

Since the Fund invests all of its investable assets in Short Term Yield Portfolio, the investment management fee of the Fund will be reduced by the investment management fee allocated to the Fund by Short Term Yield Portfolio.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. This expense limitation arrangement cannot be terminated prior to the earlier of December 31, 2027, or such time as the Fund ends a fiscal year with net assets of at least $200 million, without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

During the year ended July 31, 2018, fees waived and/or expenses reimbursed amounted to $100,996.

Western Asset Short Term Yield Fund 2018 Annual Report	17

Notes to financial statements (cont’d)

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

At July 31, 2018, $852 was payable to LMPFA by the Fund for reimbursement of fund operating expenses paid by LMPFA on behalf of the Fund.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

As of July 31, 2018, Legg Mason and its affiliates owned 100% of the Fund.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

At July 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Fund were as follows:

	Year Ended July 31, 2018	Year Ended July 31, 2017
Class IS
Shares sold	1,001,408	—
Shares issued on reinvestment	70	25
Shares repurchased	(999,468)	—
Net increase	2,010	25

4. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$2,872	$258

As of July 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$233
Undistributed long-term capital gain — net	2
Total undistributed earnings	$235
Other book/tax temporary differences (a)	(196)
Unrealized appreciation (depreciation)	118
Total accumulated earnings (losses) — net	$157

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

18	Western Asset Short Term Yield Fund 2018 Annual Report

5. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Western Asset Short Term Yield Fund 2018 Annual Report	19

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Term Yield Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Western Asset Short Term Yield Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the accounting agent for the Short Term Yield Portfolio. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

September 19, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

20	Western Asset Short Term Yield Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Term Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset Short Term Yield Fund	21

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

22	Western Asset Short Term Yield Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	139
Other board memberships held by Trustee during past five years	None

Western Asset Short Term Yield Fund	23

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

24	Western Asset Short Term Yield Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Short Term Yield Fund	25

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

26	Western Asset Short Term Yield Fund

Schedule of investments

July 31, 2018

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 11.7%
Consumer Discretionary — 0.6%
Automobiles — 0.6%
Daimler Finance NA LLC, Senior Notes (3 mo. USD LIBOR + 0.250%)	2.613%	11/5/18	$500,000	$500,303	(a)(b)
Consumer Staples — 1.0%
Food & Staples Retailing — 1.0%
Walmart Inc., Senior Notes (3 mo. USD LIBOR + 0.230%)	2.567%	6/23/21	800,000	803,936	(a)
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
Exxon Mobil Corp., Senior Notes (3 mo. USD LIBOR + 0.780%)	3.080%	3/1/19	875,000	879,342	(a)
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.580%)	2.933%	11/10/18	335,000	335,555	(a)
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.450%)	2.806%	5/11/20	248,000	249,812	(a)
Total Energy				1,464,709
Financials — 7.5%
Banks — 6.0%
Australia & New Zealand Banking Group Ltd., Senior Notes (3 mo. USD LIBOR + 0.660%)	2.995%	9/23/19	825,000	830,365	(a)(b)
Citibank N.A., Senior Notes (3 mo. USD LIBOR + 0.230%)	2.599%	11/9/18	1,000,000	1,000,526	(a)
Citibank N.A., Senior Notes (3 mo. USD LIBOR + 0.570%)	2.917%	7/23/21	420,000	421,581	(a)
Commonwealth Bank of Australia, Senior Notes (3 mo. USD LIBOR + 0.640%)	3.003%	11/7/19	250,000	251,301	(a)(b)
Danske Bank A/S, Senior Notes (3 mo. USD LIBOR + 0.580%)	2.894%	9/6/19	560,000	562,232	(a)(b)
DBS Group Holdings Ltd., Senior Notes (3 mo. USD LIBOR + 0.490%)	2.811%	6/8/20	300,000	300,678	(a)(b)
ING Bank NV, Senior Notes (3 mo. USD LIBOR + 0.690%)	3.027%	10/1/19	300,000	301,464	(a)(b)
Nordea Bank AB, Senior Notes (3 mo. USD LIBOR + 0.470%)	2.789%	5/29/20	591,000	592,944	(a)(b)
Sumitomo Mitsui Banking Corp., Senior Notes	2.514%	1/17/20	500,000	494,793
Westpac Banking Corp., Senior Notes (3 mo. USD LIBOR + 0.710%)	3.065%	5/13/19	350,000	351,635	(a)
Total Banks				5,107,519
Capital Markets — 0.8%
UBS AG, Senior Notes (3 mo. USD LIBOR + 0.320%)	2.639%	12/7/18	667,000	667,604	(a)(b)

See Notes to Financial Statements.

Short Term Yield Portfolio 2018 Annual Report	27

Schedule of investments (cont’d)

July 31, 2018

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Insurance — 0.7%
Berkshire Hathaway Finance Corp., Senior Notes (3 mo. USD LIBOR + 0.690%)	3.031%	3/15/19	$581,000	$583,421	(a)
Total Financials				6,358,544
Health Care — 0.4%
Biotechnology — 0.4%
Gilead Sciences Inc., Senior Notes (3 mo. USD LIBOR + 0.220%)	2.545%	3/20/19	374,000	374,323	(a)
Information Technology — 0.5%
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes (3 mo. USD LIBOR + 0.820%)	3.150%	2/22/19	442,000	444,133	(a)
Total Corporate Bonds & Notes (Cost — $9,926,126)				9,945,948
Asset-backed Securities — 0.7%
American Express Credit Account Master Trust, 2013-2 A (1 mo. USD LIBOR + 0.420%)	2.492%	5/17/21	150,000	150,118	(a)
Bank of America Credit Card Trust, 2014-A1 A (1 mo. USD LIBOR + 0.380%)	2.452%	6/15/21	245,000	245,370	(a)
Educational Funding of the South Inc., 2011-1 A2 (3 mo. USD LIBOR + 0.650%)	2.985%	4/25/35	79,492	79,621	(a)
Ford Credit Floorplan Master Owner Trust, 2015-2 A2 (1 mo. USD LIBOR + 0.570%)	2.642%	1/15/22	150,000	150,699	(a)
Total Asset-backed Securities (Cost — $624,423)				625,808
Collateralized Mortgage Obligations(c) — 1.3%
Federal National Mortgage Association (FNMA), 2012-M11 FA (1 mo. USD LIBOR + 0.500%)	2.585%	8/25/19	64,746	64,706	(a)
Government National Mortgage Association (GNMA), 2010-H28 FE (1 mo. USD LIBOR + 0.400%)	2.405%	12/20/60	104,767	104,836	(a)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	2.505%	12/20/60	192,196	192,895	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.455%	2/20/61	219,418	219,879	(a)
Government National Mortgage Association (GNMA), 2011-H08 FG (1 mo. USD LIBOR + 0.480%)	2.485%	3/20/61	116,502	116,799	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.505%	3/20/61	61,316	61,571	(a)
Government National Mortgage Association (GNMA), 2011-H19 FA (1 mo. USD LIBOR + 0.470%)	2.475%	8/20/61	60,339	60,501	(a)
Government National Mortgage Association (GNMA), 2012-H08 FA (1 mo. USD LIBOR + 0.600%)	2.605%	1/20/62	224,126	225,378	(a)
Government National Mortgage Association (GNMA), 2015-H26 FK (1 mo. USD LIBOR + 0.500%)	2.505%	5/20/61	50,723	50,804	(a)
Total Collateralized Mortgage Obligations (Cost — $1,093,884)				1,097,369
Total Investments before Short-term Investments (Cost — $11,644,433)				11,669,125

See Notes to Financial Statements.

28	Short Term Yield Portfolio 2018 Annual Report

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Short-term Investments — 86.0%
Certificates of Deposit — 50.1%
Bank of Montreal	1.840%	9/11/18	$350,000	$349,917
Bank of Montreal (3 mo. USD LIBOR + 0.250%)	2.583%	10/11/18	500,000	500,000	(a)
Bank of Montreal (3 mo. USD LIBOR + 0.250%)	2.585%	3/18/19	500,000	500,450	(a)
Bank of Montreal (3 mo. USD LIBOR + 0.330%)	2.663%	7/11/19	600,000	600,863	(a)
Bank of Montreal (3 mo. USD LIBOR + 0.320%)	2.653%	7/18/19	250,000	250,320	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.250%)	2.587%	10/12/18	500,000	500,188	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.380%)	2.699%	2/28/19	510,000	510,908	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.280%)	2.605%	3/20/19	500,000	500,642	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.280%)	2.619%	10/15/19	500,000	500,501	(a)
Bank of Nova Scotia (3 mo. USD LIBOR + 0.220%)	2.552%	12/23/19	500,000	500,031	(a)
Bank of Tokyo-Mitsubishi UFJ NY (1 mo. USD LIBOR + 0.380%)	2.453%	10/17/18	300,000	300,163	(a)
Bank of Tokyo-Mitsubishi UFJ NY	2.150%	1/16/19	170,000	169,774
Bank of Tokyo-Mitsubishi UFJ NY (3 mo. USD LIBOR + 0.450%)	2.777%	9/9/19	700,000	701,639	(a)
Barclays Bank PLC	1.990%	8/1/18	250,000	250,000
Barclays Bank PLC (1 mo. USD LIBOR + 0.190%)	2.279%	2/1/19	500,000	500,000	(a)
BNP Paribas NY Branch	2.520%	3/6/19	500,000	500,022
BNP Paribas SA	1.610%	8/17/18	500,000	499,910
Canadian Imperial Bank of Commerce (1 mo. USD LIBOR + 0.190%)	2.259%	8/24/18	250,000	250,043	(a)
Canadian Imperial Bank of Commerce (3 mo. USD LIBOR + 0.230%)	2.549%	12/7/18	300,000	300,212	(a)
Canadian Imperial Bank of Commerce (3 mo. USD LIBOR + 0.230%)	2.593%	2/4/19	250,000	250,221	(a)
Canadian Imperial Bank of Commerce (3 mo. USD LIBOR + 0.210%)	2.543%	6/13/19	100,000	100,089	(a)
Canadian Imperial Bank of Commerce (3 mo. USD LIBOR + 0.210%)	2.573%	8/5/19	575,000	575,143	(a)
Canadian Imperial Bank of Commerce (3 mo. USD LIBOR + 0.410%)	2.735%	9/20/19	500,000	501,197	(a)
Canadian Imperial Bank of Commerce (3 mo. USD LIBOR + 0.220%)	2.559%	12/27/19	500,000	500,032	(a)
Cooperatieve Rabobank U.A. (1 mo. USD LIBOR + 0.180%)	2.266%	10/5/18	250,000	250,071	(a)
Cooperatieve Rabobank U.A.	1.720%	10/19/18	800,000	799,095
Cooperatieve Rabobank U.A. (1 mo. USD LIBOR + 0.180%)	2.244%	2/25/19	650,000	649,978	(a)
Credit Agricole CIB	1.570%	8/10/18	780,000	779,945

See Notes to Financial Statements.

Short Term Yield Portfolio 2018 Annual Report	29

Schedule of investments (cont’d)

July 31, 2018

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Certificates of Deposit — continued
Credit Agricole Corporate and Investment Bank (3 mo. USD LIBOR + 0.470%)	2.791%	6/3/19	$336,000	$336,796	(a)
Credit Agricole Corporate and Investment Bank (3 mo. USD LIBOR + 0.250%)	2.592%	1/21/20	500,000	500,000	(a)
Credit Suisse NY (1 mo. USD LIBOR + 0.250%)	2.342%	8/1/18	250,000	250,003	(a)
Credit Suisse NY (3 mo. USD LIBOR + 0.340%)	2.679%	4/9/19	580,000	580,530	(a)
DnB NOR Bank ASA	1.680%	10/19/18	1,066,000	1,064,837
Mizuho Bank Ltd.	1.550%	8/23/18	250,000	249,925
Mizuho Bank Ltd. (1 mo. USD LIBOR + 0.310%)	2.397%	9/6/18	1,000,000	1,000,000	(a)
Mizuho Bank Ltd. (3 mo. USD LIBOR + 0.500%)	2.835%	9/24/18	792,000	792,194	(a)
Mizuho Bank Ltd. (3 mo. USD LIBOR + 0.430%)	2.785%	11/13/18	763,000	763,855	(a)
Mizuho Bank Ltd. (3 mo. USD LIBOR + 0.400%)	2.731%	1/10/19	250,000	250,377	(a)
National Bank of Canada	1.660%	9/21/18	1,360,000	1,359,210
National Bank of Canada (1 mo. USD LIBOR + 0.230%)	2.311%	9/21/18	500,000	500,173	(a)
National Bank of Canada (3 mo. USD LIBOR + 0.200%)	2.563%	5/8/19	500,000	500,018	(a)
Natixis NY	1.600%	8/23/18	2,000,000	1,999,557
Nordea Bank AB (3 mo. USD LIBOR + 0.200%)	2.536%	3/14/19	300,000	300,376	(a)
Norinchukin Bank	2.400%	9/24/18	1,000,000	1,000,484
Norinchukin Bank	1.750%	10/12/18	275,000	274,767
Oversea-Chinese Banking Corp. Ltd. (1 mo. USD LIBOR + 0.190%)	2.276%	9/4/18	500,000	500,048	(a)
Royal Bank of Canada	2.410%	9/24/18	1,000,000	1,000,407
Royal Bank of Canada	1.700%	10/5/18	715,000	714,340
Royal Bank of Canada (3 mo. USD LIBOR + 0.280%)	2.612%	3/22/19	250,000	250,340	(a)
Skandinaviska Enskilda Banken AB (1 mo. USD LIBOR + 0.270%)	2.356%	11/5/18	518,000	518,234	(a)
Societe Generale NY	2.180%	1/23/19	250,000	249,656
Societe Generale NY	2.267%	2/1/19	1,000,000	1,000,000
Standard Chartered Bank (1 mo. USD LIBOR + 0.250%)	2.324%	8/13/18	1,000,000	1,000,127	(a)
Standard Chartered Bank (3 mo. USD LIBOR + 0.150%)	2.493%	4/2/19	1,000,000	1,000,028	(a)
Sumitomo Mitsui Banking Corp. (1 mo. USD LIBOR + 0.310%)	2.397%	9/6/18	1,500,000	1,500,378	(a)
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.390%)	2.709%	12/7/18	940,000	941,318	(a)
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.370%)	2.706%	1/17/19	1,000,000	1,001,299	(a)
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.460%)	2.803%	5/15/19	400,000	401,008	(a)
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.370%)	2.703%	7/11/19	250,000	250,383	(a)

See Notes to Financial Statements.

30	Short Term Yield Portfolio 2018 Annual Report

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Certificates of Deposit — continued
Sumitomo Mitsui Banking Corp. (3 mo. USD LIBOR + 0.370%)	2.728%	1/31/20	$250,000	$250,239	(a)
Svenska Handelsbanken NY (1 mo. USD LIBOR + 0.180%)	2.267%	8/6/18	250,000	250,013	(a)
Svenska Handelsbanken NY (3 mo. USD LIBOR + 0.350%)	2.705%	8/13/18	250,000	250,023	(a)
Svenska Handelsbanken NY (3 mo. USD LIBOR + 0.210%)	2.568%	2/1/19	750,000	750,467	(a)
Svenska Handelsbanken NY (1 mo. USD LIBOR + 0.290%)	2.376%	2/4/19	400,000	400,252	(a)
Svenska Handelsbanken NY (3 mo. USD LIBOR + 0.200%)	2.533%	3/13/19	300,000	300,499	(a)
Swedbank AB (1 mo. USD LIBOR + 0.160%)	2.237%	1/28/19	1,000,000	999,923	(a)
Swedbank AB (1 mo. USD LIBOR + 0.190%)	2.259%	2/25/19	1,000,000	999,976	(a)
Toronto Dominion Bank NY (1 mo. USD LIBOR + 0.200%)	2.273%	8/17/18	500,000	500,070	(a)
Toronto Dominion Bank NY	1.600%	8/22/18	500,000	499,878
Toronto Dominion Bank NY	1.600%	8/24/18	1,700,000	1,699,539
Westpac Banking Corp.	2.060%	11/1/18	1,250,000	1,249,309
Total Certificates of Deposit (Cost — $42,772,770)				42,792,210
Commercial Paper — 32.8%
ABN AMRO Funding USA LLC	2.378%	9/5/18	1,000,000	997,935	(d)(e)
ASB Finance Ltd. (1 mo. USD LIBOR + 0.230%)	2.297%	9/12/18	500,000	500,154	(a)(e)
Australia & New Zealand Banking Group Ltd. (1 mo. USD LIBOR + 0.170%)	2.256%	9/5/18	1,135,000	1,135,252	(a)(e)
Bank of Nova Scotia	2.114%	1/4/19	500,000	494,823	(d)(e)
BNZ International Funding Ltd. (1 mo. USD LIBOR + 0.230%)	2.316%	10/10/18	500,000	500,187	(a)(e)
BNZ International Funding Ltd. (3 mo. USD LIBOR + 0.200%)	2.539%	4/16/19	750,000	750,391	(a)(b)
BPCE SA	2.639%	1/18/19	300,000	296,467	(d)(e)
Commonwealth Bank of Australia (1 mo. USD LIBOR + 0.170%)	2.260%	8/3/18	250,000	250,007	(a)(e)
Commonwealth Bank of Australia (1 mo. USD LIBOR + 0.190%)	2.276%	9/10/18	250,000	250,065	(a)(e)
Commonwealth Bank of Australia (1 mo. USD LIBOR + 0.200%)	2.278%	10/11/18	250,000	250,078	(a)(e)
Commonwealth Bank of Australia (1 mo. USD LIBOR + 0.230%)	2.309%	1/18/19	1,000,000	1,000,230	(a)(e)
Credit Agricole Corporate and Investment Bank	2.280%	10/1/18	1,000,000	996,457	(d)
Danske Corp.	2.291%	8/13/18	750,000	749,463	(d)(e)

See Notes to Financial Statements.

Short Term Yield Portfolio 2018 Annual Report	31

Schedule of investments (cont’d)

July 31, 2018

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Paper — continued
Danske Corp.	2.301%	9/5/18	$1,000,000	$997,955	(d)(e)
Danske Corp.	2.399%	10/9/18	350,000	348,481	(d)(e)
DBS Bank Ltd.	2.208%	9/13/18	725,000	723,144	(d)
DnB NOR Bank ASA	2.325 - 2.479%	8/24/18	640,000	639,182	(d)(e)
DnB NOR Bank ASA	2.400%	11/7/18	1,000,000	993,895	(d)
HSBC Bank PLC (1 mo. USD LIBOR + 0.420%)	2.497%	9/27/18	500,000	500,332	(a)(e)
HSBC Bank PLC (1 mo. USD LIBOR + 0.200%)	2.286%	11/5/18	250,000	250,063	(a)(e)
HSBC Bank PLC (3 mo. USD LIBOR + 0.180%)	2.509%	2/22/19	900,000	901,027	(a)(e)
HSBC USA Inc.	2.546%	4/12/19	500,000	490,668	(d)
ING U.S. Funding LLC (1 mo. USD LIBOR + 0.210%)	2.288%	9/11/18	700,000	700,064	(a)
ING U.S. Funding LLC (3 mo. USD LIBOR + 0.160%)	2.499%	1/7/19	475,000	475,257	(a)
JPMorgan Securities LLC	2.470%	9/24/18	1,000,000	996,779	(d)
JPMorgan Securities LLC	2.302%	1/31/19	500,000	493,698	(d)(e)
JPMorgan Securities LLC	2.502%	3/5/19	500,000	492,333	(d)(e)
Mitsubishi UFJ Trust & Banking NY	2.420%	8/1/18	1,000,000	999,947	(d)(e)
Mitsubishi UFJ Trust & Banking NY	2.362%	9/6/18	1,000,000	997,896	(d)(e)
Ontario Teachers’ Finance Trust	2.462%	10/4/18	1,000,000	996,131	(b)(d)
Oversea-Chinese Banking Corp. Ltd. (1 mo. USD LIBOR + 0.210%)	2.282%	8/28/18	288,000	288,037	(a)(e)
Oversea-Chinese Banking Corp. Ltd. (1 mo. USD LIBOR + 0.280%)	2.377%	11/9/18	532,000	532,247	(a)(b)
Oversea-Chinese Banking Corp. Ltd. (1 mo. USD LIBOR + 0.250%)	2.336%	1/10/19	550,000	550,118	(a)(e)
Reckitt Benckiser Treasury	2.397%	8/20/18	400,000	399,563	(d)
Royal Bank of Canada	2.051%	10/15/18	250,000	248,839	(d)
Societe Generale SA	2.327%	8/31/18	250,000	249,576	(d)(e)
UBS AG	2.361%	9/4/18	500,000	498,998	(d)(e)
UBS AG	2.372%	10/3/18	500,000	498,080	(d)
UBS AG (3 mo. USD LIBOR + 0.230%)	2.593%	11/8/18	1,250,000	1,251,280	(a)(e)
UBS AG (1 mo. USD LIBOR + 0.320%)	2.401%	12/21/18	300,000	300,171	(a)(e)
United Overseas Bank Ltd.	2.230%	8/24/18	350,000	349,537	(d)(e)
United Overseas Bank Ltd.	2.300%	9/10/18	2,110,000	2,105,052	(d)(e)
Westpac Banking Corp.	0.060%	8/13/18	250,000	250,025	(d)(e)
Westpac Banking Corp. (1 mo. USD LIBOR + 0.330%)	2.407%	2/27/19	305,000	305,294	(a)(b)
Total Commercial Paper (Cost — $27,988,650)				27,995,178
Time Deposits — 3.0%
Abbey National Treasury Services (Cost — $2,586,000)	1.900%	8/1/18	2,586,000	2,586,000

See Notes to Financial Statements.

32	Short Term Yield Portfolio 2018 Annual Report

Short Term Yield Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Bills — 0.1%
U.S. Treasury Bills (Cost — $98,887)	1.864%	8/23/18	$99,000	$98,887	(d)
Total Short-Term Investments (Cost — $73,446,307)				73,472,275
Total Investments — 99.7% (Cost — $85,090,740)				85,141,400
Other Assets in Excess of Liabilities — 0.3%				285,623
Total Net Assets — 100.0%				$85,427,023

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)	Rate shown represents yield-to-maturity.

(e)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Financial Statements.

Short Term Yield Portfolio 2018 Annual Report	33

Statement of assets and liabilities

July 31, 2018

Assets:
Investments, at value (Cost — $85,090,740)	$85,141,400
Cash	1,003,183
Interest receivable	330,034
Prepaid expenses	214
Total Assets	86,474,831

Liabilities:
Payable for securities purchased	1,000,000
Trustees’ fees payable	113
Accrued expenses	47,695
Total Liabilities	1,047,808
Total Net Assets	$85,427,023

Represented by:
Paid-in capital	$85,427,023

See Notes to Financial Statements.

34	Short Term Yield Portfolio 2018 Annual Report

Statement of operations

For the Year Ended July 31, 2018

Investment Income:
Interest	$1,581,180

Expenses:
Investment management fee (Note 2)	79,898
Audit and tax fees	41,788
Legal fees	24,902
Fund accounting fees	24,699
Custody fees	2,379
Trustees’ fees	2,315
Commitment fees (Note 5)	841
Interest expense	276
Miscellaneous expenses	9,376
Total Expenses	186,474
Less: Fee waivers and/or expense reimbursements (Note 2)	(79,898)
Net Expenses	106,576
Net Investment Income	1,474,604

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment transactions	9,845
Change in Net Unrealized Appreciation (Depreciation) From Investments	(12,937)
Net Loss on Investments	(3,092)
Increase in Net Assets From Operations	$1,471,512

See Notes to Financial Statements.

Short Term Yield Portfolio 2018 Annual Report	35

Statements of changes in net assets

For the Years Ended July 31,	2018	2017

Operations:
Net investment income	$1,474,604	$660,122
Net realized gain (loss)	9,845	(1,810)
Change in net unrealized appreciation (depreciation)	(12,937)	58,011
Increase in Net Assets From Operations	1,471,512	716,323

Capital Transactions:
Proceeds from contributions	245,132,531	9,984
Value of withdrawals	(220,220,971)	(94,867)
Increase (Decrease) in Net Assets From Capital Transactions	24,911,560	(84,883)
Increase in Net Assets	26,383,072	631,440

Net Assets:
Beginning of year	59,043,951	58,412,511
End of year	$85,427,023	$59,043,951

See Notes to Financial Statements.

36	Short Term Yield Portfolio 2018 Annual Report

Financial highlights

For the years ended July 31, unless otherwise noted:
	2018	2017	2016	2015[1]

Net assets, end of year (millions)	$85	$59	$58	$58
Total return[2]	1.79%	1.23%	0.71%	0.12%

Ratios to average net assets:
Gross expenses	0.23%	0.27%	0.26%	0.41%[3]
Net expenses[4]	0.13	0.17	0.16	0.20 [3]
Net investment income	1.85	1.12	0.61	0.23 [3]

Portfolio turnover rate	29%	19%	36%	15%

[1]	For the period August 26, 2014 (inception date) to July 31, 2015.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Annualized.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Short Term Yield Portfolio 2018 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Short Term Yield Portfolio (the “Portfolio”) is a separate diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At July 31, 2018, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

38	Short Term Yield Portfolio 2018 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Short Term Yield Portfolio 2018 Annual Report	39

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$9,945,948	—	$9,945,948
Asset-backed securities	—	625,808	—	625,808
Collateralized mortgage obligations	—	1,097,369	—	1,097,369
Total long-term investments	—	11,669,125	—	11,669,125
Short-term investments†:
Certificates of deposit	—	42,792,210	—	42,792,210
Commercial paper	—	27,995,178	—	27,995,178
Time deposits	—	2,586,000	—	2,586,000
U.S. Treasury bills	—	98,887	—	98,887
Total short-term investments	—	73,472,275	—	73,472,275
Total investments	—	$85,141,400	—	$85,141,400

†	See Schedule of Investments for additional detailed categorizations.

(b) Method of allocation. Net investment income and net realized and unrealized gains and/or losses of the Portfolio are allocated pro rata, based on respective ownership interests, among investors in the Portfolio.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

40	Short Term Yield Portfolio 2018 Annual Report

(e) Concentration risk. Under normal circumstances, the Portfolio will invest at least 25% of its assets in securities issued by companies in the financial services industry. The Portfolio is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(h) Income taxes. The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2018, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.10% of the Portfolio’s average daily net assets.

Short Term Yield Portfolio 2018 Annual Report	41

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Portfolio.

Expense amounts may be voluntarily waived and/or reimbursed from time to time.

During the year ended July 31, 2018, fees waived and/or expenses reimbursed amounted to $79,898.

LMPFA is permitted to recapture amounts waived and/or reimbursed to the Portfolio during the same fiscal year under certain circumstances.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive placement agent.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$4,081,208	$163
Sales	9,433,664	442,977

At July 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$85,090,740	$59,163	$(8,503)	$50,660

4. Derivative instruments and hedging activities

During the year ended July 31, 2018, the Portfolio did not invest in derivative instruments.

5. Redemption facility

The Portfolio and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will

42	Short Term Yield Portfolio 2018 Annual Report

terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2018, the Portfolio incurred a commitment fee in the amount of $841. The Portfolio did not utilize the Redemption Facility during the year ended July 31, 2018.

6. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Portfolio has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Short Term Yield Portfolio 2018 Annual Report	43

Report of independent registered public

accounting firm

To the Board of Trustees and Investors

Master Portfolio Trust:

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Term Yield Portfolio (one of the funds constituting Master Portfolio Trust, referred to hereafter as the “Portfolio”) as of July 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of July 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolio as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

September 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

44	Short Term Yield Portfolio 2018 Annual Report

Additional information (unaudited)

Information about Trustees and officers

The Trustees and officers of the Fund also serve as the Trustees and officers of the Portfolio. Information about the Trustees and officers of the Fund can be found on pages 21 through 26 of this report.

Short Term Yield Portfolio	45

Western Asset

Short Term Yield Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC**

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)***

**	Prior to May 2, 2018, known as Western Asset Management Company.
***	Effective September 17, 2018, BNY became custodian and BNY Mellon became the sole transfer agent.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

(“BNY Mellon”)***

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Term Yield Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Term Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Term Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX195545 9/18 SR18-3432

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2017 and July 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $135,780 in July 31, 2017 and $156,583 in July 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2017 and $0 in July 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $ 17,110 in July 31, 2017 and $17,450 in July 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2017 and $11,092 in July 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2017 and July 31, 2018; Tax Fees were 100% and 100% for July 31, 2017 and July 31, 2018; and Other Fees were 100% and 100% for July 31, 2017 and July 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in July 31, 2017 and $517,227 in July 31, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	October 23, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 23, 2018